Income Taxes	12 Months Ended
Jul. 02, 2017
Income Tax Disclosure [Abstract]
Income Taxes

INCOME TAXES

The provision for income taxes consisted of the following (thousands of dollars):

	Years Ended
	July 2, 2017	July 3, 2016	June 28, 2015

Currently payable:
Federal	$228	$18	$9,891
State	3	130	657
Foreign	2,202	1,893	2,164
	2,433	2,041	12,712
Deferred tax provision (benefit)	1,851	3,027	(3,330)
	$4,284	$5,068	$9,382

The items accounting for the difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes were as follows:

	Years Ended
	July 2, 2017	July 3, 2016	June 28, 2015
U.S. statutory rate	35.0%	34.0%	34.7%
State taxes, net of Federal tax benefit	1.2	1.3	0.7
Foreign subsidiaries	(1.1)	0.6	(1.3)
U.S. taxation on non-U.S. earnings	3.8	—	—
Research and development tax credit	(2.7)	—	—
Non-controlling interest	(9.9)	(9.3)	(4.1)
Other	(0.2)	(0.2)	(2.4)
	26.1%	26.4%	27.6%

The components of deferred tax assets were as follows (thousands of dollars):

	July 2, 2017	July 3, 2016
Unrecognized pension and postretirement benefit plan liabilities	$11,191	$14,579
Accrued warranty	925	1,376
Payroll-related accruals	2,605	2,108
Stock-based compensation	1,488	1,258
Inventory reserve	1,249	873
Environmental reserve	484	505
Repair and maintenance supply parts reserve	333	259
Allowance for doubtful accounts	185	185
NOL/credit carry-forwards	1,669	145
Postretirement obligations	(405)	(227)
Accumulated depreciation	(6,034)	(6,135)
Accrued pension obligations	(14,483)	(13,197)
Joint Ventures	808	1,706
Other	241	1,952
	$256	$5,387

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered.

Federal foreign tax credit carry-forwards at July 2, 2017 resulted in future benefits of approximately $1.4 million and expire in 2027. State operating loss and credit carry-forwards at July 2, 2017 resulted in future benefits of approximately $269,000 and expire at varying times between 2024 and 2031. A valuation allowance of $267,000 has been recorded as of July 2, 2017, due to our assessment of the future realization of certain credit carry-forward benefits. We do not currently anticipate having sufficient state taxable income to offset these credit carry-forwards.

Foreign income before the provision for income taxes was $5.3 million in 2017, $6.0 million in 2016 and $5.9 million in 2015. The income tax provision for 2017 included $424,000 related to the recognition of a deferred tax liability resulting from a change in assertion regarding the permanent reinvestment of earnings from two of our Mexican subsidiaries. Prior to 2017, the accumulated undistributed earnings from such subsidiaries were considered to be permanently reinvested in Mexico. Accordingly, we did not previously record deferred income taxes on these earnings in our financial statements. During 2017, the strength of the U.S. dollar to the Mexican peso significantly decreased the U.S. tax cost associated with a distribution from the Mexican entities as compared to the U.S. tax cost associated with such a distribution in prior periods. Consequently, we changed our assertion regarding the permanent reinvestment of earnings from these Mexican subsidiaries. Such earnings are no longer considered permanently reinvested. We repatriated $15.8 million from Mexico to the U.S. during 2017, recognized the deferred tax liability resulting from the change in assertion, and concluded that, with some restrictions and tax implications, the remaining current and future accumulated undistributed earnings of these subsidiaries will be available for repatriation as deemed necessary.

The total liability for unrecognized tax benefits was $610,000 as of July 2, 2017 and $471,000 as of July 3, 2016 and was included in Other Long-term Liabilities in the accompanying Consolidated Balance Sheets. This liability includes approximately $571,000 of unrecognized tax benefits at July 2, 2017 and $441,000 at July 3, 2016 and approximately $39,000 of accrued interest at July 2, 2017 and $30,000 at July 3, 2016. This liability does not include an amount for accrued penalties. The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was approximately $143,000 at July 2, 2017 and $20,000 at July 3, 2016. We recognize interest and penalties related to unrecognized tax benefits in the provision for income taxes.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended July 2, 2017 and July 3, 2016 (thousands of dollars):

	Years Ended
	July 2, 2017	July 3, 2016
Unrecognized tax benefits, beginning of year	$441	$437
Gross increases – tax positions in prior years	28	—
Gross decreases – tax positions in prior years	—	(3)
Gross increases – current period tax positions	177	71
Tax years closed	(75)	(64)
Unrecognized tax benefits, end of year	$571	$441

We or one of our subsidiaries files income tax returns in the United States (Federal), Wisconsin (state), Michigan (state) and various other states, Mexico and other foreign jurisdictions. Tax years open to examination by tax authorities under the statute of limitations include fiscal 2014 through 2017 for Federal, fiscal 2011 through 2017 for most states and calendar 2012 through 2016 for foreign jurisdictions.